SUPPLEMENT TO THE PROSPECTUSES

                  CREDIT SUISSE COMMODITY RETURN STRATEGY FUND
           CREDIT SUISSE TRUST -- COMMODITY RETURN STRATEGY PORTFOLIO



     The following information supersedes or supplements certain information in each of the Fund's Prospectus(es).

The Fund currently seeks exposure to the Dow-Jones AIG Commodity Index (the "DJ-AIG Index") by investing primarily in swaps designed to track the performance of the DJ-AIG Index. The Internal Revenue Service ("IRS") issued a revenue ruling, in December of 2005, determining that the income produced by such swaps is not "qualifying income" under certain tests necessary for the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The IRS stated that it would not proceed adversely against regulated investment companies with respect to income accrued from commodity-linked swaps prior to June 30, 2006. The Fund, in light of this IRS ruling, has been considering alternatives, such as the use of structured notes designed to track the performance of the DJ-AIG Index.

The Fund may seek to track the performance of the DJ-AIG Index by primarily using structured notes at any time prior to the June 30, 2006 date specified in the IRS revenue ruling. The Fund also is in the process of seeking a private letter ruling from the IRS to confirm its understanding that the use of structured notes designed to track the performance of the DJ-AIG Index will produce qualifying income under the Code.

Dated: April 13, 2006



                                                                   16-0406
                                                                   for
                                                                   COM-PRO-CMN
                                                                   COM-PRO-LOAD
                                                                   TRCRS-PRO
                                                                   2006-007